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                     SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - January 17, 1997



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)



        Pennsylvania               1-7410                  25-1233834
(State or other jurisdiction    (Commission             (I.R.S. Employer
     of incorporation)          File Number)            dentification No.)



                          One Mellon Bank Center
                             500 Grant Street
                         Pittsburgh, Pennsylvania              15258
                 (Address of principal executive offices)    (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENTS

         Mellon Bank Corporation announces fourth quarter and full-year 1996 results of operations.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number   Description

99.1 Mellon Bank Corporation Press Release, dated January 17, 1997, announcing the matter referenced in Item 5 above.

                              MELLON BANK CORPORATION


Date:  January 17, 1997       By:  STEVEN G. ELLIOTT
                                  Steven G. Elliott
                                  Vice Chairman, Chief Financial
                                   Officer & Treasurer
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                                 EXHIBIT INDEX


Number   Description                                 Method of Filing


99.1    Press Release dated January 17, 1997          Filed herewith